UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

REED’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32501	35-2177773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Merritt 7, Norwalk, CT 06851

(Address of principal executive offices and zip code)

Not applicable

(Former name or former address if changed since last report)

Registrant’s telephone number, including area code: (203) 890-0557

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 24, 2025, Reed’s, Inc., a Delaware corporation (“Reed’s” or the “company”) and its majority stockholder, D&D Source of Life Holding Ltd. (“D&D”) entered into an Amendment to the Shareholders Agreement dated May 25, 2023, (the “Amendment to Shareholders Agreement”), updating the agreement to incorporate the following previously agreed terms: so long as D&D owns 25% or more of Reed’s issued and outstanding common stock, (1) D&D shall have the right to designate three individuals for appointment to the board of directors of Reed’s, two of which shall be “independent directors” as defined in the rules of the Nasdaq Stock Market, (2) D&D shall have the right to designate one board observer and (3) the size of the Reed’s board of directors will not exceed nine members without consent of both D&D’s independent designated directors.

On January 24, 2025, Reed’s and D&D entered into a Board Observer Agreement governing D&D’s right to designate the board observer. Such board observer right permits the observer’s attendance at board meetings and participation in discussions at such meetings. The agreement further provides for indemnification and advancement of expenses from Reed’s to the same extent provided by Reed’s to its directors and for reimbursement of reasonable out-of-pocket expenses incurred by the observer in connection with attending meeting, subject to company policies in effect. Any individual’s service as the observer is conditioned on such individual’s execution of an agreement with Reed’s that preserves the confidentiality of Reed’s information and board discussions. D&D designated Mr. Yumin Dai to be the board observer.

The foregoing descriptions of the Amendment to Shareholders Agreement and the Board Observer Agreement are qualified by reference to the full text of such agreements, attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Amendment to Shareholders Agreement between Reed’s, Inc. and D&D Source of Life Holding Ltd. dated January 24, 2025
10.2.	Board Observer Agreement between Reed’s, Inc. and D&D Source of Life Holding Ltd. dated January 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REEDS, INC.,
a Delaware corporation

Dated: January 28, 2025	By:	/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.,
Chief Executive Officer